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EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Each of the undersigned hereby certifies, in his capacity as an officer of Fleetwood Enterprises, Inc. (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  •
  the Annual Report of the Company on Form 10-K for the period ended April 25, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  •
  the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By	/s/ EDWARD B. CAUDILL

Edward B. Caudill President and Chief Executive Officer
By	/s/ BOYD R. PLOWMAN

Boyd R. Plowman Executive Vice President and Chief Financial Officer

July 8, 2004

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002